UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2004

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Elliot Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (206) 282-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On November 19, 2004, the Registrant issued a press release announcing that it is responding to inquiries by the U.S. Attorney’s office for the Western District of Washington. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 19, 2004 announcing that the Registrant is responding to inquiries by the U.S. Attorney’s office for the Western District of Washington.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: November 19, 2004	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 19, 2004 announcing that the Registrant is responding to inquiries by the U.S. Attorney’s office for the Western District of Washington.